Exhibit 99.1

Corporate Executive Office

VITRAN CORPORATION INC.

185 The West Mall, Suite 701

Toronto, ON M9C 5L5

Telephone    416-596-7664

Fax               416-596-8039

LTL Division

VITRAN EXPRESS UNITED STATES	VITRAN EXPRESS CANADA
2850 Kramer Drive Gibsonia, PA 15044 Telephone 724-449-9000 Toll Free 800-245-1244 Fax 724-449-0176	1201 Creditstone Road Concord, ON L4K 0C2 Telephone 416-798-4965 Toll Free 800-263-0791 Fax 416-798-4753

Supply Chain Operation

VITRAN SUPPLY CHAIN

1201 Creditstone Road

Concord, ON L4K 0C2

Telephone    416-798-4940

Fax               416-798-7276